UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 16, 2021

Retractable Technologies, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-16465	75-2599762
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

511 Lobo Lane, Little Elm, Texas	75068-5295
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(972) 294-1010

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RVP	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

On March 16, 2021, Retractable Technologies, Inc. filed a resolution with the Texas Secretary of State to delete Series I, IV, and V of its Class B convertible preferred stock, as no shares of those series remain outstanding. Such a filing operates as an amendment to the certificate of formation, effective as of March 16, 2021.

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)       On March 16, 2021, the Board of Directors adopted a resolution designating its executive officers. Such resolution did not include Russell Kuhlman, Vice President of Sales Development. As such, Mr. Kuhlman will no longer be identified as a named executive officer. Mr. Kuhlman’s title and employment with Retractable Technologies, Inc. is unchanged.

(e)       On March 16, 2021, the Board of Directors adopted the 2021 Stock Option Plan (the “Plan”) and option grants were issued thereunder. No award shall be exercisable unless and until the Plan has been approved by the shareholders. The Plan provides for the granting of incentive stock options and non-qualified stock options at at least 100% of the fair market value of Retractable Technologies, Inc.’s Common Stock as of the date of grant. The Plan provides for the issuance of awards relating to up to a total of 2,000,000 shares of Common Stock. Participants may include employees, consultants, and non-employee Directors. The Compensation and Benefits Committee has approved option grants to purchase 1,000,000, 250,000, and 100,000 shares of Common Stock to Thomas J. Shaw, Michele M. Larios, and John W. Fort III, respectively. These shares will vest in their entirety three years from the grant date.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)            See Item 3.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3(i)	Resolution amending the certificate of formation, as filed with the Texas Secretary of State on March 16, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: March 22, 2021	RETRACTABLE TECHNOLOGIES, INC.
(Registrant)

	BY:	/s/ John W. Fort
JOHN W. FORT III
VICE PRESIDENT, CHIEF FINANCIAL OFFICER, AND CHIEF ACCOUNTING OFFICER